UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):        April 26, 2017

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Aegion Corporation (the “Company”) held its 2017 Annual Meeting (the “Annual Meeting”) of Stockholders on April 26, 2017. Six proposals were submitted to the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2017. The final results for the votes regarding each proposal are set forth below. As of the March 3, 2017 record date for the Annual Meeting, there were 33,782,540 shares of common stock outstanding and entitled to vote, of which 31,088,002 shares of common stock were represented in person or by proxy at the Annual Meeting.

1.    The stockholders elected nine directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2018 or until their successors are duly elected and qualified. The votes regarding this proposal were as follows:

Director	Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
Stephen P. Cortinovis	25,380,051 (88.57%)	3,229,526	44,807	2,433,618
Stephanie A. Cuskley	28,439,839 (99.25%)	168,924	45,621	2,433,618
Walter J. Galvin	28,581,720 (99.74%)	27,989	44,675	2,433,618
Rhonda Germany Ballintyn	28,588,204 (99.76%)	20,712	45,468	2,433,618
Charles R. Gordon	28,459,564 (99.32%)	150,215	44,605	2,433,618
Juanita H. Hinshaw	28,301,930 (98.76%)	306,178	46,276	2,433,618
M. Richard Smith	28,589,279 (99.77%)	20,430	44,675	2,433,618
Alfred L. Woods	28,302,968 (98.77%)	306,658	44,758	2,433,618
Phillip D. Wright	28,571,444 (99.71%)	38,283	44,657	2,433,618

2.    The stockholders approved an advisory resolution relating to executive compensation. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
27,926,818 (97.46%)	663,366	64,200	2,433,618

3.    The stockholders voted for the frequency of advisory vote on executive compensation to be "1 YEAR". The votes regarding this proposal were as follows:

Votes For 1 Year (% of votes cast)	Votes For 2 Years	Votes For 3 Years	Abstained
21,098,868 (73.63%)	17,687	7,486,974	50,855

4.    The stockholders approved the First Amendment to the Aegion Corporation 2016 Employee Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
27,511,592 (96.01%)	1,080,492	62,300	2,433,618

5.    The stockholders approved the Aegion Corporation Employee Stock Purchase Plan. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
28,552,314 (99.64%)	44,263	57,807	2,433,618

6.    The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2017. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
30,829,392 (99.16%)	240,521	18,089	0

*     *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ David F. Morris
David F. Morris
Executive Vice President, General Counsel and Chief Administrative Officer

Date: April 27, 2017